UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street, Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

LSP Acquisition

On May 12, 2025, NRG Energy, Inc., a Delaware corporation (the “Company”), along with certain of its direct, wholly-owned subsidiaries (collectively, the “Buyer Entities”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”), with Lightning Power Holdings, LLC (“Lightning PH Seller”), Thunder Generation, LLC (“Linebacker Seller”), CCS Power Holdings, LLC (“CCS PH Seller”), and Linebacker Power Development Funding, LLC (“Linebacker PDF Seller” and, collectively with Lightning PH Seller, Linebacker Seller and CCS PH Seller, the “Sellers”) to acquire a portfolio of generation and other assets from affiliates of LS Power, including approximately 13 GW of natural gas-fired generation facilities and a commercial and industrial virtual power plant platform with approximately 6 GW of capacity. The Sellers are affiliates of LS Power Equity Advisors, LLC. The acquisition of the equity interests, together with the other transactions contemplated by the Purchase Agreement, are referred to herein as the “LSP Acquisition.”

Subject to the terms and conditions of the Purchase Agreement, the Buyer Entities will acquire all of the issued and outstanding equity interests of Lightning Power, LLC (“Lightning”), Linebacker Power Holdings, LLC (“Linebacker”), CCS Intermediate HoldCo, LLC (“CCS”) and Jack County Power Development, LLC (“JCPD” and, collectively, the “LSP Portfolio”).

The Company has previously disclosed to the market that it currently anticipates that the LSP Portfolio will contribute approximately $1,600 million to its consolidated Adjusted EBITDA.  This amount includes revenue enhancements that the Company expects will result in an increase to the annual run-rate Adjusted EBITDA by approximately $800 million. The revenue enhancements will be derived primarily from increased capacity prices and higher energy rates, a portion of which have already been contracted. The Company expects to achieve the full run-rate revenue enhancements within 18 months from the closing of the LSP Acquisition.  There is no guarantee that the anticipated levels of revenue enhancements and Adjusted EBITDA will be achieved.

Offerings

In connection with the LSP Acquisition, the Company is conducting concurrent offerings of (1) senior secured first lien notes (the “Secured Notes Offering”), consisting of (i) senior secured first lien notes due 2030 (the “2030 Notes”) and (ii) senior secured first lien notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Secured Notes”) and (2) senior unsecured notes (the “Unsecured Notes Offering” and, together with the Secured Notes Offering, the “Offerings”), consisting of (i) senior notes due 2034 (the “2034 Notes”) and (ii) senior notes due 2036 (the “2036 Notes” and, collectively with the 2034 Notes and the Secured Notes, the “Notes”). The Offerings will be made, in each case, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The consummation of the Secured Notes Offering is not conditioned upon the completion of the Unsecured Notes Offering or vice versa. A copy of the press release announcing the Offerings is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Texas Development Priorities

On July 31, 2025, the Company entered into a $216 million loan agreement with the Public Utility Commission of Texas (the “PUCT”) under the Texas Energy Fund (the “First TEF loan”) to support development at its T.H. Wharton generation facility, which is currently under construction. The First TEF loan bears interest at a fixed coupon rate of 3.000% per annum and has a final maturity date of July 31, 2045. Since July 2025, $176 million of disbursements for the First TEF loan have occurred.

In September 2025, the Company anticipates entering into a $562 million loan agreement with the PUCT under the Texas Energy Fund (the “Second TEF loan”) to support development at its Cedar Bayou generation facility. The Second TEF loan is expected to bear interest at a fixed coupon rate of 3.000% per annum and is expected to have a final maturity in September 2045. The initial disbursement of $200 million for the Second TEF loan is expected to occur in September 2025.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements

In connection with the Offerings, the Company is providing the following historical financial statements:

1.	audited consolidated financial statements of Lightning Power, LLC and its subsidiaries as of December 31, 2024 and for the period August 9, 2024 to December 31, 2024 and the related notes, which are included as Exhibit 99.2 and incorporated by reference herein;

2.	unaudited condensed consolidated financial statements of Lightning Power, LLC and its subsidiaries as of June 30, 2025 and December 31, 2024 and for the three and six months ended June 30, 2025 and the related notes, which are included as Exhibit 99.3 and incorporated by reference herein;

3.	audited combined financial statements of Fund III Projects for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes, which are included as Exhibit 99.4 and incorporated by reference herein;

4.	unaudited condensed combined financial statements of Fund III Projects as of June 30, 2024 and for the three and six months ended June 30, 2024 and the related notes, which are included as Exhibit 99.5 and incorporated by reference herein;

5.	audited consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes, which are included as Exhibit 99.6 and incorporated by reference herein;

6.	unaudited condensed consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries as of June 30, 2024 and for the three and six months ended June 30, 2024 and the related notes, which are included as Exhibit 99.7 and incorporated by reference herein;

7.	audited consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of the years ended December 31, 2024 and 2023 and for the year ended December 31, 2024 and the period of June 12, 2023 to December 31, 2023 and the related notes, which are included as Exhibit 99.8 and incorporated by reference herein;

8.	unaudited condensed consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes, which are included as Exhibit 99.9 and incorporated by reference herein;

9.	audited consolidated financial statements of CCS Power Finance Co, LLC as of and for the fiscal years ended December 31, 2024 and 2023 and the related notes, which are included as Exhibit 99.10 and incorporated by reference herein; and

10.	unaudited condensed consolidated financial statements of CCS Power Finance Co, LLC as of June 30, 2025 and December 31, 2024 and for the three and six months periods ended June 30, 2025 and 2024 and the related notes, which are included as Exhibit 99.11 and incorporated by reference herein.

(b) Pro forma financial information

In connection with the Offerings, the Company is providing the preliminary unaudited pro forma combined financial statements of the Company reflecting the LSP Acquisition and the related notes as of and for the six months ended June 30, 2025 and the unaudited pro forma combined statements of operations for the year ended December 31, 2024 and the six months ended June 30, 2024, which are filed as Exhibit 99.12 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Fund III Projects.

23.2	Consent of KPMG LLP, independent registered public accounting firm of Gridiron Intermediate Holdings, LLC.

23.3	Consent of KPMG LLP, independent registered public accounting firm of Lightning Power, LLC.

23.4	Consent of KPMG LLP, independent registered public accounting firm of Linebacker Power Funding, LLC .

23.5	Consent of KPMG LLP, independent registered public accounting firm of CCS Power Finance, LLC.

99.1	Press Release, dated September 24, 2025, announcing the Offerings.

99.2	Audited consolidated financial statements of Lightning Power, LLC and its subsidiaries as of December 31, 2024 and for the period August 9, 2024 to December 31, 2024 and the related notes thereto.

99.3	Unaudited condensed consolidated financial statements of Lightning Power, LLC and its subsidiaries as of June 30, 2025 and December 31, 2024 and for the three and six months ended June 30, 2025 and the related notes thereto.

99.4	Audited combined financial statements of Fund III Projects for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes thereto.

99.5	Unaudited condensed combined financial statements of Fund III Projects as of June 30, 2024 and for the three and six months ended June 30, 2024 and the related notes thereto.

99.6	Audited consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes thereto.

99.7	Unaudited condensed consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries as of June 30, 2024 and for the three and six months ended June 30, 2024 and the related notes thereto.

99.8	Audited consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of the years ended December 31, 2024 and 2023 and for the year ended December 31, 2024 and the period of June 12, 2023 to December 31, 2023 and the related notes thereto.

99.9	Unaudited condensed consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes thereto.

99.10	Audited consolidated financial statements of CCS Power Finance Co, LLC as of and for the fiscal years ended December 31, 2024 and 2023 and the related notes thereto.

99.11	Unaudited condensed consolidated financial statements of CCS Power Finance Co, LLC as of June 30, 2025 and December 31, 2024 and for the three and six months periods ended June 30, 2025 and 2024 and the related notes thereto.

99.12	Unaudited pro forma combined financial information of NRG Energy, Inc. giving effect to the LSP Acquisition, which includes the unaudited pro forma combined balance sheet as of June 30, 2025 and the unaudited pro forma combined statement of operations for the year ended December 31, 2024 and the six months ended June 30, 2025 and 2024, and the notes related thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2025	NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary